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                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 1
                                     TO THE
                      H&R BLOCK DEFERRED COMPENSATION PLAN
                    FOR EXECUTIVES, AS AMENDED AND RESTATED

     H&R Block, Inc. (the "Company") adopted the H&R Block Deferred Compensation Plan for Executives, as Amended and Restated (the "Plan"), effective as of January 1, 1999. The Company retains the right to amend the Plan pursuant to action by the Company's Board of Directors. The Company hereby exercises that right. This Amendment No. 1 is effective as of January 1, 1999.


                                   AMENDMENT

     1. Section 2.1.25 of the Plan is amended by adding the following sentence at the end of such Section:

        "For persons eligible to participate in the Plan who were employed prior to January 1, 1999 by a subsidiary of HRB
        Business Services, Inc. that was incorporated after May 15, 1998, an 'Enrollment Period' is granted consisting of the period between January 4, 1999 and January 31, 1999, inclusive."

     2. Section 2.1.40 of the Plan is amended by (a) deleting the second sentence thereof and replacing such second sentence with the following new sentence:

        "Except for Permissible Deferrals elected to commence on March 1, 1998, and Permissible Deferrals elected during an Enrollment Period described in Section 2.1.25 other than a period comprised of October 1 through December 15, inclusive, 'Plan Year' means the calendar year (a) for all Permissible Deferrals elected by Group B Participants, and (b) for Permissible Deferrals of Group A Participants elected to commence January 1, 1991 or later.";

(b) deleting the fifth sentence thereof and replacing such fifth sentence with the following new sentence:

        "If the Committee grants to a person eligible to participate in the Plan a discretionary Enrollment Period in accordance with
        Section 2.1.25 and such person submits to the Company a Permissible Deferrable election during such Enrollment Period, such Participant's first 'Plan Year' shall be the period (i) beginning on the first day of the first calendar month commencing not less than 45 days after the date that such Participant is first employed by a Participating Affiliate, and
        (ii) ending on December 31 of the year in which such calendar month falls."; and



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(c) adding the following new sentence after the new fifth sentence of such
Section 2.1.40 and prior to the sixth sentence of said Section:

        "For Permissible Deferrals of Participants elected during the Enrollment Period consisting of the period between January 4, 1999 and January 31, 1999, inclusive, 'Plan Year' means the 10-month period between March 1, 1999 and December 31, 1999, inclusive, and the calendar year thereafter."

     3. Section 4.1.2 of the Plan is amended by (a) adding the following words and punctuation after the words and punctuation "provided, however, that" and before the words "the maximum percentage" in the first paragraph of said
Section:

        "(i) each Participating Affiliate may elect before each Enrollment Period to have no Matching Contributions posted during the Plan Year (to which the Enrollment Period relates) to the Accounts of Participants employed by such Participating Affiliate, and (ii)";

and (b) adding the following new sentence at the end of the first paragraph of said Section:

        "If a Participating Affiliate elects to have Matching Contributions posted to the Accounts of Participants employed by such Participating Affiliate during a Plan Year, Matching Contributions shall continue to be posted to such Accounts during all subsequent Plan Years, provided that, not less than four months prior to the beginning of any such subsequent Plan Year, the Participating Affiliate may petition the Committee, and the Committee may approve at such time, for no Matching Contributions to be posted to the Accounts of such Participants during such Plan Year."

     4. Except as modified in this Amendment No. 1, the Plan shall remain in full force and effect, including the Company's right to amend or terminate the Plan as set forth in Article 9 of the Plan.


                                     H&R BLOCK, INC.


                                     By: /s/ Frank L. Salizzoni
                                         ---------------------------------------

                                     Its: President and Chief Executive Officer
                                          --------------------------------------


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